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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-24710                52-1700207
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY                 10020
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100


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Item 9. Regulation FD Disclosure.

     On February 12, 2004, we issued a press release that contained, among other things, projections regarding our subscribers at December 31, 2004 and our revenues for the year ending December 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SIRIUS SATELLITE RADIO INC.



                                     By: /s/  Patrick L. Donnelly
                                        --------------------------------------
                                              Patrick L. Donnelly
                                              Executive Vice President,
                                              General Counsel and Secretary


Dated:  February 12, 2004












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                                  EXHIBIT INDEX


      Exhibit               Description of Exhibit
      -------               ----------------------
        99.1          Press release dated February 12, 2004












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                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'